THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Fee-Based

Supplement dated January 2, 2018 to the prospectus dated May 1, 2017

This supplement discusses changes to the Lincoln Investor Advantage® Fee-Based variable annuity contract.  All other provisions of your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

The following change applies to all contracts, regardless of issue date:  The LVIP Government Money Market Fund listed in your prospectus is not available for investment. All references to this fund should be disregarded.

The following changes will apply to all contracts purchased on and after January 15, 2018:
	the maximum issue age is decreased; and
	partial withdrawals to pay the advisory fees may impact certain features of your contract.

As a result, the following changes are made to the indicated sections of your prospectus:

The fourth paragraph on page 1 of your prospectus is deleted in its entirety and replaced with the following paragraph: The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.

The Contracts – Who Can Invest. The second sentence of the first paragraph of this section is revised as follows: At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86.

The Contracts – Annuitant.  The sixth sentence of this section is revised as follows: The new Annuitant must be under age 86 as of the effective date of the change.

The Contracts – Additional Services – the following paragraphs are added to the Additional Services section:

Fees Associated with Fee-Based Financial Plans. You have purchased this contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is covered in a separate agreement between you and the firm or professional, and is in addition to the fees and expenses that apply to this contract. You may elect to have the fee paid to your investment firm or professional from your Contract Value by using the Automatic Withdrawal Service ("AWS"), if certain conditions apply.

Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate election form that is available from your investment adviser. Additionally, you may authorize your investment adviser to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option will be noted on your quarterly statement as an advisory fee withdrawal. This service may not be available through all broker-dealers.

This service is not available if i4LIFE® Advantage is in effect and will automatically terminate upon election of i4LIFE® Advantage.

These withdrawals may decrease certain guarantees under your contract. Advisory fee withdrawals may also have tax consequences. For nonqualified contracts, partial withdrawals to pay the advisory fee will be treated as a distribution for federal tax purposes, and will be reported as income on Form 1099R. For qualified contracts, partial withdrawals to pay the advisory fee will not be reported as a distribution from the contract.

Please retain this supplement for future reference.